                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              United Cities Gas
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

UNITED CITIES GAS COMPANY LOGO

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------
          The Annual Meeting of Shareholders of United Cities Gas Company ("Company") will be held in the fifth floor auditorium of the First American Center, 326 Union Street, Nashville, Tennessee, on Friday, May 2, 1997, at
10:30 a.m. local time, for the following purposes:

          1. To elect three directors of the Company;

          2. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

          THE CLOSE OF BUSINESS ON MARCH 24, 1997, HAS BEEN FIXED BY THE BOARD OF DIRECTORS AS THE RECORD DATE FOR THE DETERMINATION OF SHAREHOLDERS ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

                                     By Order of the Board of Directors,
                                     SHIRLEY M. HAWKINS
                                     Senior Vice President and Secretary

Brentwood, Tennessee
March 31, 1997

                                   IMPORTANT
--------------------------------------------------------------------------------
          EACH SHAREHOLDER IS URGED TO EXECUTE AND RETURN THE PROXY
PROMPTLY. A BUSINESS REPLY ENVELOPE, REQUIRING NO POSTAGE, IS PROVIDED FOR
YOUR USE.

----------------------------------------------------------------------------
  5300 Maryland Way - Brentwood, Tennessee 37027 - Telephone: 615/373-5310

                         UNITED CITIES GAS COMPANY LOGO

                                                              March 31, 1997

                              PROXY STATEMENT
----------------------------------------------------------------------------
          Proxies in the form enclosed with this statement are solicited by the Board of Directors of United Cities Gas Company to be voted at the Annual Meeting of Shareholders to be held in the fifth floor auditorium of the First American Center, 326 Union Street, Nashville, Tennessee, on Friday, May 2, 1997, at 10:30 a.m. local time, for the purposes set forth in the foregoing Notice of Annual Meeting. This proxy statement and proxy card are being mailed on or about March 31, 1997.

                           REVOCABILITY OF PROXY
----------------------------------------------------------------------------
          Each valid proxy which is returned will be voted at the meeting. A proxy may be revoked in writing by the person or persons voting at any time prior to the recording of the official vote. Shareholders attending the meeting may, on request, vote their own shares even though they have previously sent in a proxy. All proxies will be voted in accordance with the directions marked on the proxies; if no directions are indicated on such proxies, they will be voted for the election of all nominees for directors.

                             VOTING SECURITIES
----------------------------------------------------------------------------
          As of the close of business on March 24, 1997, the record date fixed by the Board of Directors for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting of Shareholders, there were 13,277,585 shares of Common Stock outstanding.

          Shares of Common Stock held for the accounts of participants in the Company's Dividend Reinvestment and Stock Purchase Plan will be voted by the Plan Administrator in the same manner as the participants vote their shares held of record.

          For employees participating in the Company's 401(k) Plan, which includes a portion of the Company's Common Stock, the proxy card will include the number of shares allocated to the participant's account under the plan. For those shares held in the plan, the proxy card will serve as a direction to the trustee under the plan as to how the shares are to be voted.

          Shares represented by proxies which are marked "withhold authority" or "abstain" as to any matter will be counted as shares that are present for purposes of determining a quorum, but will have the same effect as a negative vote on such matter. Proxies relating to "street name" shares which are not voted by brokers on one or more, but less than all, matters will be treated as shares present for purposes of determining the presence of a quorum but will not be treated as votes cast as to such matter or matters not voted upon.

--------------------------------------------------------------------------------

          Cumulative voting in the election of directors is permitted. Under cumulative voting, each shareholder is entitled to as many votes as shall equal the number of shares of stock held as of the record date multiplied by the number of directors to be elected; a shareholder may cast all of such votes for a single director or may cast them for any or all of the directors in any manner desired. There are no conditions precedent to the exercise of the right of cumulative voting.

                    PROPOSAL 1 -- ELECTION OF DIRECTORS
----------------------------------------------------------------------------
          The Company's By-laws presently provide for a board of 11 directors serving staggered three-year terms. It is proposed that the following three persons be nominated for election as directors to serve for terms of three years to expire in 2000 or until their successors are elected and qualified: Thomas J. Garland, Gene C. Koonce and George C. Woodruff, Jr.

          It is intended that the proxies received in response to this solicitation will be voted for the election of the three persons so nominated, unless otherwise specified. If for any reason any nominee shall become unavailable for election or shall decline to serve, persons named in the proxy may exercise discretionary authority to vote for a substitute proposed by the remaining directors of the Company. No circumstances are presently known which would render any nominee herein unavailable.

          The name of each director nominee is disclosed below followed by a listing of directors whose terms expire at a later date. Included herein is the principal occupation of each nominee and director and any other business affiliations for the past five years.
--------------------------------------------------------------------------------
              MANAGEMENT AND THE BOARD OF DIRECTORS OF THE COMPANY

        RECOMMEND UNANIMOUSLY A VOTE "FOR" THE NOMINEES SET FORTH BELOW.
--------------------------------------------------------------------------------

NOMINEES FOR DIRECTOR WHOSE TERMS WILL EXPIRE IN 2000

THOMAS J. GARLAND---------------------------------------------------------------
Executive in Residence and Distinguished Service Professor of the Civic Arts, Tusculum College

Director Since:  1990
Board Committee:  Compensation (chairman)

          Mr. Garland, 62, is an executive in residence and distinguished service professor of the civic arts at Tusculum College in Greeneville, Tennessee and also a consultant. He serves as a member of the board of directors of Peoples Community Bank in Johnson City, Tennessee. He previously served as chancellor of the Tennessee Board of Regents.

--------------------------------------------------------------------------------

GENE C. KOONCE -----------------------------------------------------------------
Chairman, President and Chief Executive Officer, United Cities Gas Company

Director Since:  1978
Board Committee:  N/A

          Mr. Koonce, 65, joined the Company in 1978 as president and chief executive officer and was named chairman in 1996. He is a professional engineer. Mr. Koonce is a director of First American Corporation in Nashville, Tennessee. He is also a former director of the American Gas Association. He has served as chairman of the Southern Gas Association and president of the Tennessee Gas Association.

GEORGE C. WOODRUFF,JR.--------------------------------------------------------
Chairman, George C. Woodruff Company

Director Since:  1988
Board Committee:  Compensation

          Mr. Woodruff, 68, is chairman of the George C. Woodruff Company, a real estate development and management firm in Columbus, Georgia. Mr. Woodruff is a director of Synovus Financial Corporation, Columbus Bank and Trust Company, and Total System Services, Inc., all in Columbus, Georgia. He is past director of the Georgia Department of Industry, Trade and Tourism in Atlanta, Georgia.

TERMS EXPIRING IN 1998

DWIGHT C. BAUM------------------------------------------------------------------
Chairman Emeritus of the Board, United Cities Gas Company

Retired Senior Vice President, PaineWebber Incorporated

Director Since:  1964
Board Committee:  Audit

          Mr. Baum, 84, served as chairman of the board from 1979 to 1996. He is a retired senior vice president of PaineWebber Incorporated. Mr. Baum is also a director of Dominguez Services Corporation, Measurex Corporation and Westminster Capital Corporation.

DENNIS L. NEWBERRY, II------------------------------------------------------
Consultant and Private Investor

Retired President and Chief Executive Officer, Texas Gas Transmission
Corporation

Director Since:  1986
Board Committees:  Compensation and Strategic Planning (chairman)

          Mr. Newberry, 69, has been a consultant and private investor since his retirement as president and chief executive officer of Texas Gas Transmission Corporation. He is past chairman of the executive committee of AAA Kentucky. Mr. Newberry also serves on the Company's retirement committee.

--------------------------------------------------------------------------------

TIMOTHY W. TRIPLETT ------------------------------------------------------------
Partner, Blackwell Sanders Matheny Weary & Lombardi, Attorneys

Director Since:  1992
Board Committees:  Audit and Strategic Planning

          Mr. Triplett, 42, is a partner in the law firm of Blackwell Sanders Matheny Weary & Lombardi in Overland Park, Kansas. He is a past member of the board of trustees of Southwest Baptist University in Bolivar, Missouri.

DALE A. KEASLING --------------------------------------------------------------
President, Home Federal Bank

Director Since:  1995
Board Committee:  Audit

          Mr. Keasling, 53, is president of Home Federal Bank in Knoxville, Tennessee. He was president of Valley Fidelity Bank and Trust Company in Knoxville from 1980-1992.

TERMS EXPIRING IN 1999

JERRY H. BALLENGEE -----------------------------------------------------------
President and Chief Operating Officer, Union Camp Corporation

Director Since:  1995
Board Committees:  Compensation and Strategic Planning

          Mr. Ballengee, 59, is president and chief operating officer and a member of the Board of Directors of Union Camp Corporation in Wayne, New Jersey. Mr. Ballengee serves as chairman of the advisory board to the College of Engineering of Clemson University and is a member of the board of directors and second vice president of the North Carolina State University Pulp and Paper Foundation. He is also a member of the board of directors of Goulds Pump, Inc.

RICHARD W. CARDIN---------------------------------------------------------------
Consultant and Private Investor

Director Since:  1996
Board Committee:  Audit

          Mr. Cardin, 61, has been a consultant and private investor since his retirement in 1995 as a partner of Arthur Andersen LLP, an international firm of independent public accountants and consultants. During the years from 1980-1994, he was office managing partner of the Nashville, Tennessee Office of Arthur Andersen LLP.

--------------------------------------------------------------------------------

VINCENT J. LEWIS ---------------------------------------------------------------
Senior Vice President, Legg Mason Wood Walker, Inc.

Director Since:  1986
Board Committee:  Audit (chairman)

          Mr. Lewis, 52, is a senior vice president at Legg Mason Wood Walker, Inc. in Rutherford, New Jersey. He served as a director of Tennessee-Virginia Energy Corporation until its acquisition by United Cities Gas Company in 1986.

STIRTON OMAN, JR. -------------------------------------------------------------
Consultant and Private Investor

Director Since:  1976
Board Committees:  Audit and Strategic Planning

          Mr. Oman, 64, is a consultant and private investor and previously served as chairman of the board of directors of Oman Construction Company in Nashville, Tennessee.
--------------------------------------------

          MR. BAUM, a director, is a retired senior vice president of PaineWebber Incorporated which has performed various investment banking services for the Company in the last fiscal year and is expected to perform similar services in the current year.

          MR. LEWIS, a director, is a senior vice president of Legg Mason Wood Walker, Inc. which has performed investment banking services for the Company in the last fiscal year.

          MR. TRIPLETT, a director, is a partner in the law firm of Blackwell Sanders Matheny Weary & Lombardi which represents the Company and its primary liability insurance carrier in general liability lawsuits. The Company incurred expenses of $135,648 payable to Blackwell Sanders Matheny Weary & Lombardi in 1996, a portion of which was reimbursed by insurance. The fees paid to Blackwell Sanders Matheny Weary & Lombardi included amounts paid to other attorneys and outside experts under the firm's management.

--------------------------------------------------------------------------------

                  PENDING MERGER WITH ATMOS ENERGY CORPORATION
--------------------------------------------------------------------------------
          The Company and Atmos Energy Corporation ("Atmos") announced an agreement in July 1996 to merge the two companies, with Atmos as the surviving entity. Both the Company's and Atmos' shareholders voted to approve the merger at separate meetings in November, 1996. Consummation of the merger is subject to additional conditions and events, including the receipt of certain regulatory approvals. Nine states have approved the merger, but the Company awaits approval from the Illinois Commerce
Commission. While the Company expects that the merger will be consummated, the Company cannot predict whether the merger will occur prior to the Annual Meeting, if at all. Upon completion of the merger, each share of United
Cities' common stock will be exchanged for one share of Atmos stock.

          If the merger is consummated, four members of the Company's Board of Directors will become members of the Board of Directors of Atmos. These members are Richard W. Cardin, Gene C. Koonce, Vincent J. Lewis, and Thomas
J. Garland. These members will serve terms expiring in 2000, 1999, 1999, and 1998, respectively.

          Upon completion of the merger, Atmos will enter into employment agreements with Gene C. Koonce, James B. Ford and Thomas R. Blose, Jr. Pursuant to such agreements, Mr. Koonce will serve as an officer of Atmos and Vice Chairman of the Board of Atmos for a period of six months following the merger, Mr. Ford will be the Senior Vice President-Finance of Atmos and Mr. Blose will be President of the United Cities operating division of Atmos and Vice President of Atmos. The employment agreements for Messrs. Ford and Blose are for a term ending three years after the merger.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
--------------------------------------------------------------------------------
          To the Company's knowledge, on March 24, 1997, no person beneficially owned 5% or more of the Company's Common Stock.

--------------------------------------------------------------------------------

                        SECURITY OWNERSHIP OF MANAGEMENT
--------------------------------------------------------------------------------
          The following table sets forth certain information concerning the ownership of Common Stock as of March 24, 1997, (i) by each member of the Board of Directors and each nominee for the Board of Directors, (ii) each executive officer named in the Summary Compensation Table herein, and (iii) all directors and executive officers as a group.

                          NUMBER                                                     NUMBER
                        OF SHARES                                                  OF SHARES
                       BENEFICIALLY    PERCENT OF                                 BENEFICIALLY    PERCENT OF
                         OWNED(1)       CLASS(2)                                    OWNED(1)       CLASS(2)
---------------------------------------------------------------------------------------------------------------
Jerry H. Ballengee           500                     Dennis L. Newberry, II           4,479
Dwight C. Baum           235,848          1.8%       Stirton Oman, Jr.                1,780
Thomas R. Blose, Jr.      15,025(3)                  Glenn B. Rogers                 30,663(3)
Richard W. Cardin          1,000                     Timothy W. Triplett              3,638
James B. Ford             10,687(3)                  George C. Woodruff, Jr.          1,691
Thomas J. Garland          2,064                     All directors and executive
Shirley M. Hawkins        10,926(3)                  officers as a group
Dale A. Keasling             548                     (15 persons)                   361,366(3)       2.7%
Gene C. Koonce            35,517(3)
Vincent J. Lewis           7,000

     (1) Beneficial holdings shown herein include shares held by spouses and minor children; the directors and officers neither affirm nor deny that such shares are in fact beneficially owned by them.
     (2) Unless otherwise noted, less than 1% per individual.
     (3) Includes shares that may be acquired pursuant to the exercise of stock options exercisable within 60 days of March 24, 1997, as follows: 10,800 shares for Mr. Blose, 4,800 shares for Mr. Ford, 4,800 shares for Ms. Hawkins, 16,200 shares for Mr. Koonce and 16,800 shares for Mr. Rogers, and 53,400 shares for all directors and executive officers as a group.

--------------------------------------------------------------------------------

                  MEETINGS AND FEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------
          During 1996 the Company's Board of Directors held eleven meetings and each incumbent director attended more than 75% of the aggregate board and committee meetings of any committee on which he served.

          Non-officer directors of the Company receive an annual retainer fee of $20,000. In addition, these directors are paid $1,000 for each meeting of the Board of Directors and $750 for each committee meeting attended. Mr. Garland, Mr. Lewis and Mr. Newberry, as Chairman of the Compensation, Audit and Strategic Planning Committees, respectively, receive an additional annual retainer fee of $3,000 each.

          In February 1992, a deferred compensation plan for members of the Company's Board of Directors was established. Under the plan, eligible participants may defer, until after termination of services as a director, any or all compensation for service on the Board. Interest will accrue on any deferred compensation balance. As of December 31, 1996, there was one participant in the plan deferring 65% of his total director compensation.

          In April 1995, shareholders of the Company approved a Non-Employee Director Stock Plan. Under the plan, eligible participants may elect to receive shares of Company Common Stock in lieu of receiving some or all of their annual cash retainer compensation. As of December 31, 1996, there were two participants in the plan each contributing 25 percent of his annual cash retainer compensation.

                      COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------
          The Company has an Audit Committee comprised of the following directors: Mr. Baum, Mr. Cardin, Mr. Keasling, Mr. Lewis (chairman), Mr.
Oman, and Mr. Triplett. The Audit Committee has responsibility for recommending to the Board of Directors the annual selection of independent public accountants, reviewing the scope of their audits, taking action as required with respect to audit reports submitted and reporting to the full
Board of Directors. Two meetings were held during 1996.

          The Company has a Compensation Committee comprised of the following directors: Mr. Ballengee, Mr. Garland (chairman), Mr. Newberry, and Mr. Woodruff. The Compensation Committee has responsibility for recommending officer pay levels to the Board of Directors for approval. Four meetings were held in 1996.

          The Company has a Strategic Planning Committee comprised of the following directors: Mr. Ballengee, Mr. Newberry (chairman), Mr. Oman, and Mr. Triplett. The Strategic Planning Committee was formed to help evaluate strategic planning issues. Two meetings were held in 1996.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------
     The following table contains information with respect to compensation awarded, earned or paid during the years 1994-1996 to (i) the chief executive officer, and (ii) the other four most highly compensated officers of the Company in 1996, whose total remuneration paid in 1996 exceeded
$100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                               COMPENSATION
                                                ANNUAL COMPENSATION               AWARDS
                                       -------------------------------------   ------------
                                                                                SECURITIES
                                                                OTHER ANNUAL    UNDERLYING     ALL OTHER
                                                                COMPENSATION     OPTIONS      COMPENSATION
 NAME AND PRINCIPAL POSITION    YEAR   SALARY ($)   BONUS ($)      ($)(1)         (#)(2)         ($)(3)
----------------------------------------------------------------------------------------------------------
Gene C. Koonce                  1996    $339,209     $85,250       $1,060         6,000          $1,152
  Chairman, President & Chief   1995     303,077          --          125         6,000           1,152
  Executive Officer             1994     281,000      43,560           --         9,000           1,429

James B. Ford                   1996     177,957      46,575           --         3,000             933
  Senior Vice President         1995     158,538          --           --         3,000             876
  & Treasurer                   1994     148,192      25,028           --         5,000             812

Thomas R. Blose, Jr.            1996     175,836      46,000           --         3,000             922
  Senior Vice President --      1995     156,539          --           --         3,000             864
  Operations & Engineering      1994     145,846      24,495           --         5,000             795

Glenn B. Rogers                 1996     138,705      34,650           15         3,000             726
  Senior Vice President --      1995     123,923          --            3         3,000             691
  Gas Supply & Marketing        1994     117,836      18,769           --         5,000             657

Shirley M. Hawkins              1996     110,415      27,500           --         3,000             576
  Senior Vice President         1995      98,338          --           --         3,000             552
  & Secretary                   1994      91,669      14,025           --         5,000             490

(1) The Other Annual Compensation amounts for Mr. Koonce and Mr. Rogers for fiscal 1996 and 1995 represent the above-market interest rate on their respective deferred compensation that exceeds 120% of the applicable federal long-term rate. See "Deferred Compensation Plan" hereafter for a discussion of the Deferred Compensation Plan.
(2) All of the options issued during 1996 were nonqualified stock options.
(3) Dollar value of term life insurance premiums paid by the Company.

--------------------------------------------------------------------------------

                              LONG-TERM STOCK PLAN
--------------------------------------------------------------------------------
          Under the Long-Term Stock Plan implemented in 1989, the
Compensation Committee may grant incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock or any combination thereof to officers and key employees of the Company and its subsidiaries selected by, and on the terms established by, the Compensation Committee at the time of grant. The Long-Term Stock Plan, which was approved by the shareholders of the Company, had an original term of ten years.

          The Long-Term Stock Plan has a Stock Appreciation Right ("SAR") feature which provides optionees the right to receive appreciation in the shares of Common Stock subject to such option in Common Stock or cash, or a combination thereof, equal in value to the difference between the fair market value of such shares on the date of exercise and the option exercise price. In addition, the Long-Term Stock Plan provides for payment to the Company of the exercise price of the options in either cash, Common Stock held by an optionee at the time of exercise, or a combination thereof.

                STOCK OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The table below provides information concerning stock option grants to each executive officer named in the Summary Compensation Table herein who were granted stock options during the 1996 Fiscal Year.

                                                                                            POTENTIAL REALIZABLE
                                                                                              VALUE AT ASSUMED
                                                                                              ANNUAL RATES OF
                                                                                                STOCK PRICE
                                                                                              APPRECIATION FOR
                                    INDIVIDUAL GRANTS                                           OPTION TERM
-----------------------------------------------------------------------------------------   --------------------
                                                  % OF TOTAL
                                                   OPTIONS
                                                  GRANTED TO       EXERCISE
                                    OPTIONS       EMPLOYEES          PRICE     EXPIRATION
               NAME                 GRANTED     IN FISCAL YEAR     ($/SHARE)    DATE(1)        5%         10%
----------------------------------------------------------------------------------------------------------------
Gene C. Koonce                       6,000          15.38%          $15.50      05/03/06     $58,487    $148,218
James B. Ford                        3,000           7.69%          $15.50      05/03/06      29,244      74,109
Thomas R. Blose, Jr.                 3,000           7.69%          $15.50      05/03/06      29,244      74,109
Glenn B. Rogers                      3,000           7.69%          $15.50      05/03/06      29,244      74,109
Shirley M. Hawkins                   3,000           7.69%          $15.50      05/03/06      29,244      74,109

(1) These options vest at a rate of 20% per year.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                   AND FISCAL YEAR-END OPTION/SAR VALUES

          The following table provides information as of December 31, 1996 with respect to the exercised and unexercised options to purchase the Company's Common Stock granted under the Long-Term Stock Plan of 1989.

                                                         NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED               IN-THE-MONEY
                                                           OPTIONS/SARS AT                 OPTIONS/SARS AT
                          SHARES                        FISCAL YEAR-END (#)(2)          FISCAL YEAR-END ($)(3)
                       ACQUIRED ON     VALUE (1)     ----------------------------   ------------------------------
        NAME           EXERCISE (#)   REALIZED ($)   EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
------------------------------------------------------------------------------------------------------------------
Gene C. Koonce            --             --          12,000/2,520      16,200/0      95,550/22,418    $109,500/0
James B. Ford             1,000           6,000           2,600/0       8,400/0           17,050/0      56,700/0
Thomas R. Blose, Jr.      --             --           8,600/2,100       8,400/0      70,425/18,681      56,700/0
Glenn B. Rogers           --             --          14,600/4,200       8,400/0     121,050/36,400      56,700/0
Shirley M. Hawkins        --             --               2,600/0       8,400/0           17,050/0      56,700/0

(1) Market value of underlying shares at time of exercise minus the exercise price.
(2) Stock options granted under the Long-Term Stock Plan vest at a rate of 20% per year.
(3) Market value of underlying securities at fiscal year-end (December 31, 1996) of $22.50 per share minus the exercise price.

--------------------------------------------------------------------------------

                           QUALIFIED RETIREMENT PLAN
--------------------------------------------------------------------------------
          The following table shows the estimated annual benefits (based on a 10 Years Certain and Life Annuity payable at age 65) payable to employees and officers upon retirement under the Company's Qualified Retirement Plan.

          Considered compensation equals salary and bonus. The calculation of retirement benefits under the plan is based upon average earnings for the highest five consecutive years of the ten years preceding retirement. The benefits shown are not subject to offset for Social Security or other benefits.

          The current compensation and the years of credited service that would be used in calculating benefits under the Qualified Retirement Plan for the executives named in the Summary Compensation Table are as follows: Koonce, $339,209, 18 years of service; Ford, $177,957, 30 years of service; Blose, $175,836, 35 years of service; Rogers, $138,705, 33 years of service; and Hawkins, $110,415, 33 years of service.

                                           BASED ON THE FOLLOWING YEARS OF SERVICE:
          FINAL AVERAGE   ---------------------------------------------------------
    ANNUAL COMPENSATION        15        20        25        30        35        40
-----------------------------------------------------------------------------------
       $ 30,000           $ 7,200   $ 9,600   $12,000   $13,725   $15,450   $17,175
         40,000             9,600    12,800    16,000    18,300    20,600    22,900
         50,000            12,000    16,000    20,000    22,875    25,750    28,625
         75,000            18,000    24,000    30,000    34,313    38,625    42,938
        100,000            24,000    32,000    40,000    45,750    51,500    57,250
        125,000            30,000    40,000    50,000    57,188    64,375    71,563
        150,000            36,000    48,000    60,000    68,625    77,250    85,875
        175,000            38,400*   51,200*   64,000*   73,200*   82,400*   91,600*

* Compensation limited to $160,000 under Internal Revenue Code Section
401(a)(17).

--------------------------------------------------------------------------------

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
--------------------------------------------------------------------------------

          The following table shows the estimated total annual regular benefit that a participant in the Company's non-qualified Supplemental Executive Retirement Plan (SERP) would be entitled to receive at age 65 or upon determination of total and permanent disability as defined in the Plan, given the years of service and the compensation levels indicated. The plan provides for payment of supplemental retirement benefits equal to 70% of the officer's basic rate of annual compensation at the time he retires, reduced by the sum of (i) benefits receivable under the Company's Qualified Retirement Plan and (ii) the annual Primary Insurance Amount payable as the result of participation in the Social Security Program. Estimated Social Security benefits were determined for an individual born in 1932 and using the law effective January 1, 1997. Actual benefits will vary depending on an officer's year of birth and pay history.

          All officers named in the Summary Compensation Table are eligible to participate in the SERP. Estimated credited service at Normal Retirement Date (age 65) for Koonce, Ford, Blose, Rogers, and Hawkins, is 18, 30, 35, 33 and 33 years, respectively.

                                  BASED ON THE FOLLOWING YEARS OF SERVICE:
     BASIC RATE OF        ---------------------------------------------------------
  ANNUAL COMPENSATION       15        20        25        30        35        40
-----------------------------------------------------------------------------------
       $ 30,000           $   558   $     0*  $     0*  $     0*  $     0*  $     0*
         40,000             3,148         0*        0*        0*        0*        0*
         50,000             6,698     2,308         0*        0*        0*        0*
         75,000            16,833    10,248     3,663         0*        0*        0*
        100,000            27,748    18,968    10,188     3,877         0*        0*
        125,000            38,663    27,688    16,713     8,825       936         0*
        150,000            49,578    36,408    23,238    13,772     4,306         0*
        175,000            64,444    50,396    36,348    26,251    16,154     6,057
        200,000            81,944    67,896    53,848    43,751    33,654    23,557
        225,000            99,444    85,396    71,348    61,251    51,154    41,057
        250,000           116,944   102,896    88,848    78,751    68,654    58,557
        275,000           134,444   120,396   106,348    96,251    86,154    76,057
        300,000           151,944   137,896   123,848   113,751   103,654    93,557
        325,000           169,444   155,396   141,348   131,251   121,154   111,057
        350,000           186,944   172,896   158,848   148,751   138,654   128,557
        375,000           204,444   190,396   176,348   166,251   156,154   146,057
        400,000           221,944   207,896   193,848   183,751   173,654   163,557
        425,000           239,444   225,396   211,348   201,251   191,154   181,057
        450,000           256,944   242,896   228,848   218,751   208,654   198,557

* The benefit determined under the Qualified Retirement Plan is in excess of the benefit determined under the SERP. Therefore, no supplemental benefits are payable.

--------------------------------------------------------------------------------

                           DEFERRED COMPENSATION PLAN
--------------------------------------------------------------------------------

          The Company sponsors a Deferred Compensation Plan for certain members of key management. Eligible participants are selected by the President and Chief Executive Officer of the Company. The Deferred Compensation Plan provides for the deferred payout of a portion of a participant's salary and incentive compensation, as elected periodically by the participant. The amounts deferred are credited to an account evidencing the Company's obligation and credited with above-market interest rates. During fiscal 1996, Messrs. Koonce and Rogers elected to defer a portion of their compensation, as provided by the Deferred Compensation Plan. All amounts deferred for Messrs. Koonce and Rogers for fiscal 1996 have been reflected in the Summary Compensation Table.

              COMPLIANCE WITH OWNERSHIP REPORTING REQUIREMENTS
----------------------------------------------------------------------------

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers to file reports of ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission. The Company is required to disclose in this proxy statement any late filings of those reports made by its directors and officers in 1996. Under the Section 16(a) rules, directors and officers are required to file a Form 4 on or before the tenth day after the end of the month in which a change in beneficial ownership has occurred. Based solely on a review of the copies of such forms, the Company believes that during the 1996 fiscal year, its directors and officers complied with all applicable Section 16(a) filing requirements.

--------------------------------------------------------------------------------

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------
          The Compensation Committee of the Company, made up of four independent members of the Board of Directors, determines the compensation level of the chief executive and other officers of the Company. To assist the Committee in its review and evaluations, independent compensation consultants are retained periodically to confirm the competitiveness of the Company's compensation policies and practices. The elements of compensation and factors and subjective criteria used in the determination of the compensation of executive officers include the following:

   ELEMENTS OF COMPENSATION                                       FACTORS AND CRITERIA
-----------------------------------------------------------------------------------------------------
          Base Salary                          -    Level of responsibility and experience
                                               -    Market comparisons of the base salaries for
                                                    similar positions at other similar industry
                                                    companies
                                               -    Corporate performance as measured by shareholder
                                                    return on equity and earnings
                                               -    Individual performance, including quality and
                                                    implementation of the strategic plan,
                                                    organizational and management development,
                                                    industry and civic involvement

         Annual Bonus                          -    Goals (equal to 10% - 37.5% of base salary) are
                                                    established with respect to return on equity,
                                                    cost containment and customer growth
                                               -    No awards are payable unless the Company's return
                                                    on equity equals or exceeds the established
                                                    threshold for the year
                                               -    Percentage goals are based on market comparisons
                                                    of bonuses for similar positions at other
                                                    companies
                                               -    Corporate performance as measured by shareholder
                                                    return on equity and cost containment
                                               -    Individual performance, separate from overall
                                                    Company performance, can affect bonus target
                                                    amount either positively or negatively

         Stock Options                         -    Market comparisons of the stock options for
                                                    certain officers are based on goals attained and
                                                    similar positions in other companies

                                CEO COMPENSATION

          On recommendation of the Compensation Committee and approval of the Board of Directors, Mr. Koonce's base salary was set at a level of $371,000 at the July 1996 meeting of the Board of Directors in recognition of his efforts in cost containment, increases in shareholder value, continued acquisition program, improvement in the equity base of the Company and other subjective factors. The Compensation Committee held four meetings during 1996, and no recommendations of the Compensation Committee were rejected by the Board of Directors.

     Submitted by the Compensation Committee of the Board of Directors of the Company.

                         Thomas J. Garland -- Chairman
   Dennis L. Newberry, II     George C. Woodruff, Jr.     Jerry H. Ballengee

--------------------------------------------------------------------------------

                              COMPANY PERFORMANCE
--------------------------------------------------------------------------------
          The following graph compares the Company's performance, as measured by the change in price of its Common Stock plus reinvested dividends, with the Standard & Poor's ("S&P") 500 Stock Index and the Edward Jones Distribution Company Index for the five years ended December 31, 1996.
The graph also includes the American Gas Association's ("AGA") Distribution Company Index for the four years ended December 31, 1995. In 1996, the AGA discontinued the calculation of this index. As a result, the Edward Jones Distribution Company Index has been added. Ninety percent of the companies indexed by AGA are included in the Edward Jones Distribution Company Index.

                                                                                Edward          Amer. Gas
                                            United          Standard &         Jones Di           Assn's
         Measurement Period               Cities Gas        Poor's 500        stribution       Distribution
        (Fiscal Year Covered)              Company         Stock Index          Index           Co. Index
1991                                                100               100               100               100
1992                                                108               108               109               119
1993                                                128               118               129               139
1994                                                116               120               115               135
1995                                                147               165               151               179
1996                                                186               203               171               N/A

     The companies in the Edward Jones Distribution Company Index noted above are as follows: AGL Resources, Inc., Atmos Energy Corporation, Bay State Gas Company, Berkshire Gas, Brooklyn Union Gas Company, Cascade Natural Gas Company, Colonial Gas Company, Connecticut Energy Corporation, Connecticut Natural Gas, Delta Natural Gas Company, Inc., EnergyNorth, Inc., EnergyWest, Essex County Gas Company, Indiana Energy, Inc., Laclede Gas Company, Mobile Gas Service Corporation, New Jersey Resources Corporation, NICOR, North Carolina Natural Gas, Northwest Natural Gas Company, NUI Corporation, Pacific Enterprises, Pennsylvania Enterprises, Inc., Peoples Energy Corporation, Piedmont Natural Gas Company, Providence Energy Corporation, Public Service Company of North Carolina, Southern Union Company, United Cities Gas Company, Washington Energy Company, Washington Gas Light Company, and Yankee Energy System, Inc.

--------------------------------------------------------------------------------

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
          The annual appointment of independent accountants is approved by the Board of Directors, upon recommendation of the Audit Committee. Arthur Andersen LLP, independent public accountants, have been auditors of the accounts of the Company since January 1, 1965.

          A representative of Arthur Andersen LLP will be present at the Annual Meeting with the opportunity to make a statement and respond to appropriate questions as needed.

                             SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------
          In order for any proposals by shareholders to be included in the 1998 proxy materials for the 1998 Annual Meeting, all such proposals intended for presentation at the 1998 Annual Meeting should be mailed to United Cities Gas Company, Shirley M. Hawkins, Senior Vice President and Secretary, 5300 Maryland Way, Brentwood, Tennessee 37027, and must be received no later than December 5, 1997.

                                    GENERAL
--------------------------------------------------------------------------------
          Management knows of no other matters to be presented at the Annual Meeting, but if other matters do properly come before the Annual Meeting it is intended that the persons named in the proxy will vote thereon according to their best judgment. No financial statements are included herein because they are not deemed material to the exercise of prudent judgment with respect to any matter being acted upon at the Annual Meeting.

          The 1996 Annual Report to Shareholders of the Company, including financial statements, is enclosed.

                            EXPENSES OF SOLICITATION
--------------------------------------------------------------------------------
          The cost of solicitation of proxies will be borne by the Company. In an effort to have as large a representation at the meeting as possible, special solicitation of proxies may, in certain instances and without additional remuneration, be made personally, or by telephone, or mail by one or more employees of the Company. The Company may also reimburse brokers, banks, nominees, and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy material to their principals who are beneficial owners of the Company's stock.

                                       By Order of the Board of Directors,
                                       SHIRLEY M. HAWKINS
                                       Senior Vice President and Secretary

Brentwood, Tennessee
March 31, 1997

--------------------------------------------------------------------------------

                                                                      APPENDIX A


PROXY                       UNITED CITIES GAS COMPANY                      PROXY

                  ANNUAL MEETING OF SHAREHOLDERS, MAY 2, 1997

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of United Cities Gas Company hereby appoints Gene C. Koonce, James B. Ford and Shirley M. Hawkins as proxies, each with the power to appoint a substitute, and hereby authorizes them either individually or together to vote all such shares of such Company as to which the undersigned is entitled to vote at the Annual Meeting of Shareholders of United Cities Gas Company and at all adjournments thereof, to be held in the fifth floor auditorium of the First American Center, 326 Union Street, Nashville, Tennessee on Friday, May 2, 1997, at the hour of 10:30 a.m. (CDT), in accordance with the following instructions.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS.

                  (Continued and to be signed on reverse side)

PLEASE MARK VOTE IN SQUARE USING DARK INK ONLY.

1. Election of Directors

     Nominees:  Thomas J. Garland, Gene C. Koonce, George C. Woodruff, Jr.

    [ ]  FOR            [ ]  WITHHOLD            [ ]  FOR ALL (Except Nominee(s)
written below)

--------------------------------------------------------------------------------

2. In their discretion, on such other matters as may properly come before the meeting.

                                              PLEASE VOTE, SIGN, DATE AND RETURN
                                              THIS PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE.

                                              Dated:
                                                                         1997
                                              -------------------------,

                                              Signature(s)
                                              ----------------------------------

                                              ----------------------------------
                                                 Please sign exactly as name
                                                 appears hereon. Joint owners
                                                   should each sign. Where
                                                applicable, indicate official
                                                  position or representative
                                                          capacity.

UNITED CITIES GAS COMPANY ANNUAL MEETING TO BE HELD ON 05/02/97 AT
10:30 A.M. CDT FOR HOLDERS AS OF 03/24/97
                                      - ISSUER CONFIRMATION COPY - INFO ONLY -

      1          1-8001          THIS FORM IS PROVIDED FOR INFORMATIONAL
                                 PURPOSES ONLY. PLEASE DO NOT USE IT FOR
                                 VOTING PURPOSES.
CUSIP: 909823106
                                 CONTROL NO.
                                                                0010100
DIRECTORS
---------
  DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING DIRECTORS
  1 - 01-THOMAS J. GARLAND, 02-GENE C. KOONCE, 03-GEORGE C. WOODRUFF, JR.

                                                                  DIRECTORS
PROPOSALS                                                         RECOMMEND
---------                                                         ---------
  -NOTE- SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
  MEETING OR ANY ADJOURNMENT THEREOF



  -NOTE- APPOINTEES: GENE C. KOONCE, JAMES B. FORD AND SHIRLEY M. HAWKINS.

------------------------------------------------------------------------------
FOLD AND DETACH HERE


           UNITED CITIES GAS COMPANY
           05/02/97 AT 10:30 A.M. CDT           2 ITEM(S)
                                                  SHARE(S)
                   DIRECTORS
                   ---------
           (MARK [X] FOR ONLY ONE BOX)


1    [ ]   FOR ALL NOMINEES

     [ ]   WITHHOLD ALL NOMINEES

     [ ]   WITHHOLD AUTHORITY TO VOTE FOR
           ANY INDIVIDUAL NOMINEE. WRITE
           NUMBER(S) OF NOMINEE(S) BELOW.

     USE NUMBER ONLY  ________________________________


                               PLEASE INDICATE YOUR PROPOSAL SELECTION BY
                               FIRMLY PLACING AN "X" IN THE APPROPRIATE
                               NUMBERED BOX WITH BLUE OR BLACK INK ONLY.


ACCOUNT NO:

CUSIP: 909823106

CONTROL NO:

CLIENT NO:


FIRST UNION
230 SOUTH TRYON
CHARLOTTE, NC 28288-1153


UNITED CITIES GAS COMPANY
ATTN: CAROL KNIES
5300 MARYLAND WAY
BRENTWOOD, TN 37027


______________________________    _____________________________    ___/___/___
SIGNATURE                           SIGNATURE                      DATE